--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                January 31, 1997

Dear Trust Shareholder:

    The domestic fixed income markets over the past twelve months were once again greatly influenced by interest rate volatility. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

    Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market would be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

    BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

    This annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you achieve your long-term investment goals.

Sincerely,

/s/ Laurence D. Fink                                  /s/ Ralph L. Schlosstein
--------------------                                  -------------------------
Laurence D. Fink                                      Ralph L. Schlosstein
Chairman                                              President

                                                                January 31, 1997

Dear Shareholder:

    We are pleased to present the annual report for The BlackRock Strategic Term Trust Inc. ("the Trust") for the year ended December 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value
(NAV) performance, summarize market developments and discuss recent portfolio management activity.

    The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BGT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2002 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

    The table below summarizes the performance of the Trust's stock price and NAV over the period:

                             ---------------------------------------------------
                               12/31/96  12/31/95   CHANGE     HIGH       LOW
--------------------------------------------------------------------------------
 STOCK PRICE                     $8.00    $7.625     4.92%     $8.00     $7.25
--------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)           $9.15     $9.32    (1.82%)    $9.36     $8.71
--------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

    While 1996 featured several major shifts in sentiment and some dramatically sharp market moves, the net year-over-year yield changes turned out to be modest. Yields rose sharply across the Treasury yield curve throughout the first half of the year in response to data indicating accelerating economic growth, including a sharp rise in commodity prices, which rekindled inflationary concerns. The possibility of a stronger economy dampened investor expectations of continued Federal Reserve easing of monetary policy and initiated whispers of a potentially more restrictive Fed policy.

    Largely softer economic data and continued moderation in the broad inflation measures during the third and fourth quarters allowed the Fed to leave short term interest rates unchanged at their most recent policy meetings. Additionally, a stronger dollar, large foreign buying of U.S. Treasuries and balanced budget hopes following the November elections also supported the market. However, Alan Greenspan's mention of "irrational exuberance in the financial markets" on December 4th rattled the Treasury market, leading to a monthlong rise in rates. A resilient housing market and strong consumer confidence also contributed to the market decline in late December.

    The mortgage-backed securities (MBS) market significantly outperformed Treasuries during 1996 as lower volatility and benign prepayments prompted strong investor demand. Supply and demand technical conditions remained positive throughout the period, as strong demand from the mortgage agencies (Fannie Mae and Freddie Mac) in the third and fourth quarters helped support MBS prices even as mortgage rates fell and homeowners refinanced at a faster pace during October and November. For the year, the MBS market as measured by the LEHMAN BROTHERS MORTGAGE INDEX posted a 5.35% total return versus the 3.63% return of the LEHMAN BROTHERS AGGREGATE INDEX.

    Corporate bond returns exceeded those of Treasuries and mortgage securities during the fourth quarter, underscoring a strong year for corporates as they outperformed Treasuries during every month in 1996. The demand for yield, a strong fundamental credit environment and the increased participation of foreign investors were the major influences which drove corporate bond prices higher and yields spreads to Treasuries narrower. BlackRock enters 1997 cautious on the corporate sector. Despite the sound credit environment of 1996 and positive credit momentum going into the new year, corporate bond spreads versus Treasuries are fairly narrow.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

    BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1995 asset composition.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
    COMPOSITION                       DECEMBER 31, 1996   DECEMBER 31, 1995
--------------------------------------------------------------------------------
    Taxable Zero Coupon Bonds                26%              24%
--------------------------------------------------------------------------------
    Multiple Class Mortgage Pass-Throughs    16%              22%
--------------------------------------------------------------------------------
    Corporate Bonds                          15%               5%
--------------------------------------------------------------------------------
    Stripped Mortgage-Backed Securities      12%               7%
--------------------------------------------------------------------------------
    Mortgage Pass-Throughs                    8%              18%
--------------------------------------------------------------------------------
    Adjustable Rate Mortgages                 6%               9%
--------------------------------------------------------------------------------
    U.S. Government Securities                5%               7%
--------------------------------------------------------------------------------
    Municipal Zero Coupon Bonds               4%               2%
--------------------------------------------------------------------------------
    Commercial Mortgage-Backed Securities     4%               2%
--------------------------------------------------------------------------------
    Asset-Backed Securities                   2%               1%
--------------------------------------------------------------------------------
    CMO Residuals                             1%               2%
--------------------------------------------------------------------------------
    FNMA Project Loans                        1%               1%
--------------------------------------------------------------------------------



          --------------------------------------------------------------
           STANDARD &POOR'S/
           MOODY'S/FITCH'S
              CREDIT RATING      DECEMBER 31, 1996    DECEMBER 31, 1995
          --------------------------------------------------------------
            AA or Equivalent             8%                 2%
          --------------------------------------------------------------
             A or Equivalent            35%                50%
          --------------------------------------------------------------
            BBB or Equivalent           57%                48%
          --------------------------------------------------------------

    As we have discussed in the Trust's recent reports, we have been seeking to achieve the Trust's primary investment objective of returning $10 per share to investors on or about its termination date by emphasizing the purchase of investment grade corporate bonds with maturity dates on or shortly before the Trust's scheduled termination date. As of year-end, 15% of the Trust's assets were invested in corporates, an increase of 10% since December 31, 1995. To a lesser degree, the Trust has also been buying commercial mortgage-backed securities (CMBS), which are securities backed by commercial (as opposed to the more traditional residential) mortgage loans. CMBS deals are typically issued in several pieces, or tranches, which carry different maturity dates and credit ratings. Whenever possible, we have bought tranches which fit the Trust's maturity profile.

    To fund the purchase of finite, or "bullet", maturity securities such as corporates and CMBS, we have been selling bonds whose maturities may extend beyond the Trust's termination date (we consider these bonds to have "tail risk"). In our efforts to eliminate these bonds from the portfolio, a particular focus has been placed on reducing mortgage-backed securities (MBS), whose actual maturity dates may fluctuate depending on interest rate movements. Additionally, MBS offer less predictable cash flows than corporates, which typically pay semi-annually. We believe that the strategy of reducing the Trust's "tail risk" will enhance the Trust's ability to return its initial offering price upon termination. Additionally, the Trust's increased corporate holdings may help produce a more stable income stream.

    We appreciate your continued confidence and look forward to managing The BlackRock Strategic Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that are not answered in this report. Additionally, you can reach us via e-mail at FUNDS@BFM.COM.

Sincerely,

/s/ Robert S. Kapito                        /s/ Michael P. Lustig
--------------------                        ----------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Principal and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                      THE BLACKROCK STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                         BGT
--------------------------------------------------------------------------------
  Initial Offering Date:                              December 28, 1990
--------------------------------------------------------------------------------
  Closing Stock Price as of 12/31/96:                       $8.00
--------------------------------------------------------------------------------
  Net Asset Value as of 12/31/96:                           $9.15
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 12/31/96 ($8.00)1:     5.94%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share 2:               $0.039583
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share 2:             $0.475
--------------------------------------------------------------------------------

----------
1 Yield on Closing Stock Price is calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2 Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------
              PRINCIPAL
 RATING*       AMOUNT                                                 VALUE
(UNAUDITED)    (000)            DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------

                          LONG-TERM INVESTMENTS - 142.2%
                          MORTGAGE PASS-THROUGHS - 12.3%
                          Federal Home Loan Mortgage
                            Corporation,
            $  19,307       6.50%, 01/01/99 ................   $   18,456,013
                  859       7.50%, 11/01/10, 15 Year .......          871,298
                   22       7.50%, 02/01/17 ................           21,528
               10,008++     8.00%, 09/01/23 ................       10,201,988
                1,706       9.00%, 11/01/05, 15 Year .......        1,772,987
                          Federal National Mortgage
                            Association,
                4,750       6.50%, Trust 1994 - M1,
                            Class M1-D,
                            10/25/03 - Multifamily .........        4,685,430
                5,762       7.25%, 01/01/23,
                            Project 797 ....................        5,797,030
                6,582       7.50%, 06/01/08, 15 Year .......        6,672,385
                2,864       8.00%, 08/01/17 ................        2,917,420
                3,282       8.50%, 01/01/25 ................        3,402,211
                2,561       10.50%, 04/01/04, 15 Year ......        2,729,328
                          Government National
                            Mortgage Association,
                1,633       7.00%, 10/15/22 ................        1,597,675
                2,029       8.50%, 06/15/17 ................        2,102,666
                3,049       9.00%, 10/15/17 ................        3,211,964
                  183       10.00%, 02/15/16 ...............          201,445
                                                                  -----------
                                                                   64,641,368
                                                                  -----------
                          COMMERCIAL MORTGAGE-BACKED
                            SECURITIES-6.3%
 AAA            2,600     Aetna Commercial Mortgage
                            Trust, Series 1995-C5,
                            Class B, 12/26/30 ..............        2,548,629
 BBB            4,000     Federal Deposit Ins. Corp.
                            Trust, Series 1994-C1,
                            Class IIF, 09/25/25 ............        4,171,250
 AAA            4,623     LTC Commercial MPT Cert.
                            Series 1996-1,
                            Class A-144A, 04/15/28 144A ....        4,640,495
 A              2,290     Merrill Lynch Mtg. Invs. Co.,
                            Trust 1995-1,
                            CLASS C1, 05/25/13 .............        2,324,561
 AAA            3,777     Morgan Stanley Capital I,
                            Series 1995-GAL1,
                            Class A1, 08/15/27 144A ........        3,814,919
                          Paine Webber Mortgage
                            Acceptance Corp.,
 AAA            2,000     Series 1995-M1, Class M1-A,
                            01/15/07 144A ..................        1,996,421
 A              2,000     Series 1995-M1, Class M1-C,
                            01/15/07 144A ..................        2,022,750
 BBB            1,656     Series 1995-M1, Class M1-D,
                            01/15/07 144A ..................        1,647,271
 A              5,946     Resolution Trust Corp.,
                            Series 1993-C3,
                            Class C3-D, 12/25/24 ...........        5,924,546
 AAA            3,925     Structured Asset Securities
                            Corp., Series 1996-CFL,
                            Class B, 02/25/28 ..............        3,826,192
                                                                  -----------
                                                                   32,917,034
                                                                  -----------
                        MULTIPLE CLASS MORTGAGE
                          PASS-THROUGHS - 30.4%
                        Federal Home Loan Mortgage
                          Corporation,Multiclass Mortgage
                          Participation Certificates,
                3,433     Series 39, Class 39-J,
                            03/25/24 (I) ...................          643,372
               22,040++   Series 90, Class 90-G,
                            10/15/20 .......................       22,889,201
                3,000     Series 1218, Class 1218-G,
                            05/15/14 .......................        2,862,930
                5,000     Series 1295, Class 1295-JB,
                            03/15/07 .......................        4,476,500
                1,500     Series 1321, Class 1321-E,
                            01/15/06 .......................        1,512,285
                5,505     Series 1379, Class 1379-FB,
                            08/15/18 (I) ...................        1,266,073
                1,000     Series 1388, Class 1388-FB,
                            05/15/06 (ARM) .................          981,660
                  738     Series 1407, Class 1407-PO,
                            01/15/22 .......................          694,955
                1,883     Series 1488, Class 1488-F,
                            09/15/06 .......................        1,817,829
                1,625     Series 1488, Class 1488-PF,
                            09/15/06 .......................        1,631,467
               25,889     Series 1551, Class 1551-J,
                            07/15/08 (ARM) .................        1,197,366
                9,717     Series 1590, Class 1590-JC,
                            01/15/19 (ARM) .................          582,643
                1,658     Series 1602, Class 1602-Y,
                            07/15/22 .......................        1,543,476
                3,488     Series 1603, Class 1603-MB,
                            10/15/23 .......................        3,273,073
                4,973     Series 1626, Class 1626-PV,
                            12/15/08 (I) ...................          865,663
                2,067     Series 1662, Class 1662-P,
                            11/15/07 (I) ...................          502,840


See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
 RATING*       AMOUNT                                                 VALUE
(UNAUDITED)    (000)            DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                        Federal National Mortgage
                          Association, REMIC Pass-
                          Through Certificates,
            $     640     Trust 1991-146, Class 146-SB,
                            10/25/06 (ARM) .................   $      664,764
               10,000+    Trust 1992-43, Class 43-E,
                            04/25/22 .......................        9,975,300
                4,895     Trust 1992-129, Class 129-G,
                            06/25/18 .......................        4,414,213
                7,072     Trust 1992-155, Class 155-SA,
                            10/25/05 (ARM) .................        7,470,065
                2,000     Trust 1992-155, Class 155-SB,
                            12/25/05 (ARM) .................        1,938,480
               35,550++   Trust 1992-156, Class 156-H,
                            04/25/06 .......................       31,621,725
                4,000     Trust 1992-210, Class 210-KB,
                            10/25/20 (I) ...................        1,913,508
                1,469     Trust 1993-G17, Class G17-SH,
                            04/25/23 (ARM) .................          920,939
                2,498     Trust 1993-G22, Class G22-SA,
                            09/25/09 (ARM) .................        2,361,265
               10,000     Trust 1993-22, Class 22-F,
                            06/25/23 (I) ...................        5,000,000
                4,532     Trust 1993-26, Class 26-PT,
                            12/25/17 (I) ...................          872,821
               35,957     Trust 1993-G31, Class G31-PS,
                            08/25/18 (ARM) .................        1,313,157
               10,500++   Trust 1993-67, Class 67-B,
                            12/25/21 (P) ...................        8,769,285
                3,376     Trust 1993-O71, Class O71-SB,
                            06/25/07 (ARM) .................        3,156,117
                9,800     Trust 1993-124, Class 124-D,
                            08/25/22 (P) ...................        8,620,864
                  536     Trust 1993-132, Class 132-CA,
                            10/25/22 (P) ...................          331,068
               32,744     Trust 1993-156, Class 156-SA,
                            05/25/16 (ARM) .................        1,064,177
                6,305+    Trust 1993-170, Class 170-SA,
                            09/25/08 (ARM) .................        5,842,828
                3,534     Trust 1993-179, Class 179-SD
                            10/25/23 (ARM) .................        2,969,605
                5,000     Trust 1993-245, Class 245-JA,
                            03/25/19 (I) ...................          797,150
                2,205     Trust 1994-40, Class 40-H,
                            10/25/20 .......................        2,134,881
                3,166     Trust 1994-42, Class 42-SO,
                            03/25/23 (ARM) .................          449,147
               12,937     Trust 1996-20, Class 20-SB,
                            10/25/08 (ARM) .................        4,717,834
                4,484     Trust 1996-24, Class 24-SB,
                            10/25/08 (ARM) .................          908,074
                8,499     Trust 1996-24, Class 24-SJ,
                            01/25/22 (ARM) .................        2,374,423
 AAA            3,250     Prudential Bache Collateralized
                          Mortgage Obligation,
                          Trust 10-H, Class H,
                            04/01/19 (P) ...................      $ 2,587,812
                                                                  -----------
                                                                  159,930,835
                                                                  -----------
                        COLLATERALIZED MORTGAGE
                          OBLIGATION RESIDUALS ** - 1.9%
 AAA              593   American Housing Trust 8,
                          Senior Mortgage
                          Pass-Through Certificate,
                          Series 8, Class R (REMIC),
                          01/25/21# ........................          494,234
                        Federal Home Loan Mortgage
                          Corporation, REMIC Multiclass
                          Mortgage Participation
                          Certificates,
                   10     Series 1016, Class 1016-R,
                            11/15/20 .......................          121,600
                  100     Series 1033, Class 1033-R,
                            01/15/06 .......................          995,520
                    1     Series 1073, Class 1073-R,
                            05/15/21 .......................        1,424,000
                    1     Series 1073, Class 1073-RS,
                            05/15/21 .......................            1,000
                    2     Series 1075, Class 1075-R,
                            05/15/21 .......................        1,653,971
                  101     Series 1102, Class 1102-R,
                            06/15/21 .......................          903,667
                        FEDERAL NATIONAL MORTGAGE
                          ASSOCIATION, GUARANTEED REMIC
                          PASS-THROUGH Certificates,
                    1     Trust 1991-9, Class 9-R,
                            02/25/06 .......................          872,300
                    1     Trust 1991-9, Class 9-RL,
                            02/25/06 .......................            1,000
                    2     Trust 1991-48, Class 48-R,
                            05/25/06 .......................        2,952,600
                    2     Trust 1991-48, Class 48-RL,
                            05/25/06 .......................            1,000
                   19     Trust 1991-50, Class 50-R,
                            05/25/06 .......................          669,431
 AAA              831     Ryland Acceptance Corp.,
                            Collateralized Mortgage
                            Obligation, Series 1983-R
                            Class R, 10/01/18# .............           38,000
                                                                  -----------
                                                                   10,128,323
                                                                  -----------
                          TAXABLE ZERO COUPON
                            BONDS - 37.3%
                          Financing Corp (FICO Strips),
                6,339       02/08/02 .......................        4,591,464
               18,000+      03/07/02 .......................       12,980,700
                6,754       03/26/02 .......................        4,850,993
               12,950       04/06/02 .......................        9,277,768
                3,667       05/02/02 .......................        2,615,158
                9,425       06/27/02 .......................        6,661,401


See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
 RATING*       AMOUNT                                                 VALUE
(UNAUDITED)    (000)            DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                          Financing Corp. (FICO Strips) (cont'd)
            $   5,311       08/08/02 .......................   $    3,721,046
                5,400       09/07/02 .......................        3,766,770
                4,472       09/26/02 .......................        3,106,788
                2,992       10/06/02 .......................        2,072,648
                3,667       11/02/02 .......................        2,528,580
                4,535       11/11/02 .......................        3,124,343
                3,616       12/06/02 .......................        2,480,178
               29,300+      12/27/02 .......................       20,022,155
                          Aid to Israel,
                2,932       02/15/02 .......................        2,087,981
                2,932       08/15/02 .......................        2,049,882
                          Government Trust Certificates,
                5,880       11/15/01 .......................        4,352,141
               15,350       05/15/02 .......................       10,969,899
               25,000       11/15/02 .......................       17,363,250
               15,425     Tennessee Valley Authority,
                            04/15/02 .......................       11,052,976
                          U.S. Treasury Strip,
               33,000++     08/15/02 .......................       23,338,920
               61,750++     11/15/02 .......................       42,997,760
                  280       05/15/04 .......................          175,969
                                                                  -----------
                                                                  196,188,770
                                                                  -----------
                          UNITED STATES GOVERNMENT
                            SECURITIES - 7.7%
                            United States Treasury Notes,
                2,800++     6.25%, 02/15/03 ................        2,796,500
               13,250+      6.50%, 10/15/06 ................       13,322,478
                          United States Treasury Bond,
               25,000++     6.50%, 11/15/26 ................       24,535,250
                                                                  -----------
                                                                   40,654,228
                                                                  -----------
                          STRIPPED MORTGAGE-BACKED
                            SECURITIES - 16.9%
 AAA            2,974     BEAR STEARNS SECURED INVESTORS
                            TRUST, SERIES 1988-8,
                            CLASS C, 12/01/18 (P/O) ........        2,632,322
 AAA            3,339     Collateralized Mortgage Obligation
                            Trust  26,  Class  A,
                            04/23/17 (P/O) .................        2,697,490
                          Federal Home Loan Mortgage
                            Corporation, Multiclass
                            Mortgage Participation
                            Certificates:
                  109     Series G2, Class G2-M,
                            07/25/18 (I/O) .................        2,036,219
                   47     Series 186, Class 186-J,
                            08/15/21 (I/O) .................          907,296
                   47     Series 1360, Class 1360-PT,
                            12/15/17 (I/O) .................        1,445,555
                   15     Series 1375, Class 1375-H,
                            12/15/05 (I/O) .................          254,019
                6,724     Series 1570, Class 1570-J,
                            08/15/23 (P/O) .................        5,577,903
                2,269     Series 1597, Class 1597-H,
                            07/15/23 (P/O) .................          897,503
                4,150     Series 1662, Class 1662-PO,
                            01/15/09 (P/O) .................        3,133,502
                1,520     Series 1900, Class 1900-SD,
                            01/15/23(I/O) ..................          435,575
                        Federal National Mortgage Association
                          REMIC Pass-Through Certificates,
                3,583     Trust 11, Class 2,
                            02/01/17 (I/O) .................        1,026,879
               11,935     Trust 19, Class 2,
                            06/01/17 (I/O) .................        3,621,553
                8,185     Trust 22, Class 2,
                            11/01/16 (I/O) .................        2,056,546
                7,044     Trust 63, Class 2,
                            06/01/18 (I/O) .................        2,130,925
                5,512     Trust 116, Class 2,
                            01/01/17 (I/O) .................        1,598,510
                1,504     Trust 225, Class 1,
                            02/01/23, (P/O) ................        1,127,818
                   77     Trust 1991-79, Class 79-B,
                            07/25/98 (P/O) .................           71,029
                3,319     Trust 1992-82, Class 82-IO,
                            05/25/22 (I/O) .................          968,416
                2,497     Trust 1992-132, Class 132-J,
                            12/25/18 (I/O) .................          376,244
                  750     Trust 1993-17, Class 17-N,
                            10/25/22 (I/O) .................          362,726
                8,290     Trust 1993-G20, Class G20-PT,
                            02/25/19 (I/O) .................        1,750,191
                3,624     Trust 1993-23, Class 23-PN,
                            04/25/22 (I/O) .................        1,517,723
                2,721     Trust 1993-31, Class 31-N,
                            04/25/22 (I/O) .................          896,460
                   59     Trust 1993-92, Class 92-G,
                            12/25/19 (I/O) .................        1,777,817
                2,617     Trust 1993-92, Class 92-G,
                            05/25/23 (P/O) .................          959,515
                6,292     Trust 1993-161, Class 161-E,
                            02/25/23 (P/O) .................        4,364,670
               15,230++   Trust 1993-213, Class G213-CL,
                            09/25/23 (P/O) .................       11,989,345
                  853     Trust 1993-237, Class G237-E,
                            11/25/23 (P/O) .................          635,157
                1,956     Trust 1993-249, Class G249-PE,
                            11/25/23 (P/O) .................        1,398,813
                4,188     Trust 1994-16, Class 16-D,
                            11/25/23 (P/O) .................        3,426,671
                4,297+    Trust 1994-24, Class 24-B,
                            11/25/23 (P/O) .................        3,543,638
                  550     Trust 1994-54, Class 54-B,
                            11/25/23 (P/O) .................          269,335
                3,377     Trust 1994-54, Class 54-C,
                            11/25/23 (P/O) .................        2,647,956
               19,313+    Trust 1994-61, Class 61-DB,
                            03/25/24 (P/O) .................       12,263,928
                7,379     Trust 1994-87, Class 87-E,
                            03/25/09 (P/O) .................        5,536,269

See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
 RATING*       AMOUNT                                                 VALUE
(UNAUDITED)    (000)            DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                        Federal National Mortgage Association
                          REMIC Pass-Through Certificates (cont'd)
            $  20,598     Trust 1996-15, Class 15-SG,
                            08/25/08 (I/O) .................   $    2,355,898
 AAA         1,136      Salomon Brothers  Mortgage
                            Securities,  Series 873, Class B,
                            10/23/17 (I/O) .................          441,813
                                                                  -----------
                                                                   89,133,229
                                                                  -----------
                          ASSET-BACKED SECURITIES - 2.3%
 AAA            5,558     CHASE MANHATTAN GRANTOR TRUST,
                            SERIES 1996-A, CLASS A,
                            5.20%, 02/15/02 ................        5,502,580
 AAA            2,079     Fleetwood Credit Corporation,
                            Series 1991, Class A,
                            8.75%, 03/15/06 ................        2,091,127

 AAA            4,500     Student Loan Marketing Assoc.,
                            Trust  1995-1,  Class 1,
                            10/25/09 (ARM) .................        4,500,000
                                                                  -----------
                                                                   12,093,707
                                                                  -----------
                          MUNICIPAL BOND - 5.5%
 AAA            1,000     Kern County California,
                            Pension Series
                            6.54%, 08/15/02 ................          987,690
 AAA            3,510     Long Beach California ,
                            Pension Series
                            6.56%, 09/01/02 ................        3,487,747
                          Los Angeles County California,
 BBB            6,250     Pension Series A
                            7.60%, 06/30/98 ................        6,366,750
 AAA            5,000     Pension Series D
                            6.54%, 06/30/02 ................        4,978,300
 BBB            5,000     New York, New York
                            Taxable Series 1,
                            6.54%, 03/15/02 ................        4,941,500
 BBB            5,000     New York, New York
                            7.125%, 08/15/02 ...............        5,073,300
 AAA            1,950     San Francisco California International
                            Airport, Taxable 2nd Series,
                            Issue 13 A,
                            6.35%, 05/01/02 ................        1,934,497
 AA             1,000     St. Josephs Health System California,
                            Direct Obligation NTS Series A,
                            7.13% 07/01/02 .................        1,013,290
                                                                  -----------
                                                                   28,783,074
                                                                  -----------
                          CORPORATE BONDS - 20.8%
                          BANKING & FINANCE - 11.0%
 BBB            4,960     Ahmanson HF & Co.
                            8.25%, 10/01/02 ................        5,292,599
 BBB            1,700     Amsouth Bankcorporation
                            6.75%, 11/01/25 ................        1,653,659
 BBB            5,000     Fireman's FD Mortgage Corp.
                            8.875%, 10/15/01 ...............        5,359,600
 A              5,000     Goldman Sachs Group L.P.
                            6.25%, 02/01/03 144A ...........        4,840,877
 A              2,800     Merrill Lynch & Co. Inc.
                            6.00%, 01/15/01 ................        2,746,128
 A              5,000     Nationbank Corp, Series E
                            6.65%, 04/09/02 ................        4,983,250
 A              5,000     Nationsbank Corp.
                            7.00%, 09/15/01 ................        5,065,550
 BBB            2,190     Paine Webber Group Inc.
                            7.875%, 02/15/03 ...............        2,274,884
 BBB            3,000     Salomon Inc.
                            7.50%, 12/01/03 ................        3,037,530
 AA             5,000     SANWA Business Credit
                            7.25%, 09/15/01 ................        5,099,709
                          Smith Barney  Holdings  Inc.,
 A              3,000       6.625%, 06/01/00                        3,007,110
 A              1,500       7.00%, 05/15/00                         1,519,740
 A              4,500       7.98%, 03/01/00                         4,684,185
 A              8,500     Transamerica Finance Corporation
                            6.75%, 06/01/00 ................        8,555,306
                                                                  -----------
                                                                   58,120,127
                                                                  -----------
                          CORPORATE BONDS (CONT'D)
                          INDUSTRIAL- 2.7%
 A              1,000     Bass America Inc.
                            8.125%, 03/31/02 ...............        1,068,490
 A              1,000     Ford Motor Credit Co.
                            8.00%, 06/15/02 ................        1,063,380
 BBB            5,000     RJR Nabisco Inc.
                            8.625%, 12/01/02 ...............        5,103,700
 BBB            4,000     Tele Communications Inc.
                            9.25%, 04/15/02 ................        4,237,080
 BBB            2,700     Tenneco Inc.
                            8.08%, 10/01/02 ................        2,864,160
                                                                  -----------
                                                                   14,336,810
                                                                  -----------
                          CORPORATE BONDS (CONT'D)
                          UTILITY- 1.7%
 BBB            5,000     Columbia Gas Systems Inc
                            6.610%, 11/28/02 ...............        4,961,250
 BBB            4,000     360 Communications
                            7.125%, 03/01/03 ...............        3,948,760
                                                                  -----------
                                                                    8,910,010
                                                                  -----------
                          CORPORATE BONDS (CONT'D)
                          YANKEE BONDS - 5.4%
 AA             5,000     African Dev. Bank
                            7.75%, 12/15/01 ................        5,246,150
 BBB            5,000     Corporacion Andina De Fome
                            7.10%, 02/01/03 ................        5,006,900
 BBB            3,500     Empresa Elec. Guacolda SA
                            7.95%, 04/30/03 (Chile) 144A ...        3,562,237
 BBB            2,000     Empresa Elec. Pehuence
                            7.30%, 05/01/03 (Chile) ........        2,021,065
 AAA            7,500     U.S. Remittance Master,
                            Series 1996-1,
                            SR CTF, 01/01/01 ...............        7,444,922
 BBB            5,205     YPF Sociedad Anonima
                            7.50%, 10/26/02 (Argentina) ....        5,308,878
                                                                  -----------
                                                                   28,590,152
                                                                  -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
 RATING*       AMOUNT                                                 VALUE
(UNAUDITED)    (000)            DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
         CONTRACTS ##     PUT OPTION- 0.8%
                2,700     U.S. Treasury Note 7.00%
                            7/15/06 @$102
                            Expires 7/02/97 ................     $ 4,092,120
                                                                 ------------

                          Total long-term investments
                            142.2% (Cost $744,819,922) .....      748,519,787

                          SHORT TERM INVESTMENT- 1.5%
                          CERTIFICATE OF DEPOSIT
                8,000     Bank of Tokyo 5.80% 01/21/97
                            (Cost $8,000,044) ..............        8,000,044
                                                                 ------------
                          Total Investments before
                            securities sold short--143.7%
                            (Cost $752,819,966) ............      756,519,831
                                                                 ------------

                          SECURITIES SOLD SHORT (10.6%)
              48,000@     U.S. Treasury Bond
                            7.50%, 11/15/24 ................      (52,500,000)

               3,500@     U.S. Treasury Bond
                            6.75%, 08/15/26 ................       (3,526,250)
                                                                 ------------
                          Total Securities Sold Short
                            (Proceeds $47,943,125) .........      (56,026,250)
                                                                 ------------
                          Total Investments net of short
                            sales - 133.1%
                            (Cost $704,876,841) ............      700,493,581

                          Liabilities in excess of other
                            assets - (33.1%) ...............     (174,377,739)
                                                                 ------------

                            NET ASSETS - 100% ..............     $526,115,842
                                                                 ============


----------
 * Using the higher of Standard & Poor's or Moody's rating.
** Illiquid securities representing 1.3% of portfolio assets. See Note 3.
 # Private placement restricted as to resale. See Note 3.
## One contract equals 100,000 face value.
 + Partial  principal  amount  pledged  as  collateral  for  reverse  repurchase agreements. See Note 4.
++ Entire  principal  amount  pledged  as  collateral  for  reverse   repurchase
   agreements. See Note 4.
 @ Amount pledged as collateral for Financial Futures.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS

   ARM   -- Adjustable Rate Mortgage
   CMO   -- Collateralized Mortgage Obligation
   CMT   -- Constant Maturity Treasury
   I     -- Denotes a CMO with  Interest Only  Characteristics
   I/O   -- Interest Only Class
   P     -- Denotes a CMO with Principal Only Characteristics
   P/O   -- Principal Only Class
   REMIC -- Real Estate Mortgage Investment Conduit
--------------------------------------------------------------------------------



See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $752,819,966) (Note 1) ............................       $ 756,519,831
Cash ......................................................             466,040
Deposit with broker as collateral for investments
  sold short (Note 1) .....................................          57,215,625
Interest receivable .......................................           5,328,691
Receivable for investments sold ...........................             543,453
Other assets (Note 1) .....................................              59,040
                                                                  -------------
                                                                    820,132,680
                                                                  -------------

LIABILITIES
Reverse repurchase agreement (Note 4) .....................         213,085,375
Investment sold short, at value
  (proceeds $47,943,125) (Note 1) .........................          56,026,250
Swap option written, at value
  (Proceeds $2,112,500) (Note 1) ..........................           2,234,250
Payable for investments purchased .........................          18,092,908
Dividends payable .........................................           2,276,444
Interest payable ..........................................           1,790,231
Due to broker - variation margin ..........................              15,663
Advisory fee payable (Note 2) .............................             198,786
Administration fee payable (Note 2) .......................              55,218
Other accrued expenses and liabilities ....................             241,713
                                                                  -------------
                                                                    294,016,838
                                                                  -------------
NET ASSETS ................................................       $ 526,115,842
                                                                  =============
Net assets were comprised of:
  Common stock, at par (Note 5) ...........................             575,106
  Paid-in capital in excess of par ........................         535,942,670
                                                                  -------------
                                                                    536,517,776
  Undistributed net investment income .....................           6,304,439
  Accumulated net realized losses .........................         (12,159,383)
  Net unrealized depreciation .............................          (4,546,990)
                                                                  -------------
  Net assets, December 31, 1996 ...........................       $ 526,115,842
                                                                  =============

Net asset value per share:
  ($526,115,842 / 57,510,639 shares of
  common stock issued and outstanding) ....................               $9.15
                                                                          =====


--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization
  of $2,695,985 and net of interest
  expense of $16,259,620) ....................................     $ 37,009,602
                                                                   ------------

Expenses
  Investment advisory ........................................        2,366,077
  Administration .............................................          657,573
  Reports to shareholders ....................................          245,120
  Custodian ..................................................          133,152
  Transfer agent .............................................          113,004
  Directors ..................................................           75,602
  Audit ......................................................           71,654
  Legal ......................................................           20,130
  Miscellaneous ..............................................          156,325
                                                                   ------------
    Total operating expenses .................................        3,838,637
                                                                   ------------
  Net investment income ......................................       33,170,965
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
    Investments ..............................................       12,942,356
    Short Sales ..............................................       (1,538,025)
    Futures ..................................................      (14,202,710)
    Options ..................................................          745,833
                                                                   ------------
                                                                     (2,052,546)
                                                                   ------------
Change in net unrealized appreciation (depreciation) on:
    Investments ..............................................      (18,020,228)
    Short Sales ..............................................        9,186,328
    Futures ..................................................       (1,474,080)
    Options ..................................................         (121,750)
                                                                   ------------
                                                                    (10,429,730)
                                                                   ------------
Net loss on investments ......................................      (12,482,276)
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................     $ 20,688,689
                                                                   ============


See Notes to Financial Statements

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash Flows used for operating activities:
  Interest received (excluding net premium
    amortization of $2,695,985) ..........................        $  55,923,601
  Operating  expenses paid ...............................           (3,879,959)
  Interest Expense paid ..................................          (16,550,586)
  Cash used for acquisition of short-term
    portfolio investments, net ...........................           (6,680,255)
  Variation Margin on Futures ............................          (15,351,758)
  Purchase of long term portfolio investments ............         (768,805,447)
  Proceeds from disposition of long-term
    portfolio investments ................................          803,152,880
                                                                  -------------
  Net cash flows provided by operating
    activities ...........................................           47,808,476
                                                                  -------------

Cash flows used for financing activities:
  Net proceeds from issuance of reverse
    repurchase agreements ................................          (19,310,375)
  Cash dividends paid ....................................          (28,037,471)
                                                                  -------------
  Net cash used for financing activities .................          (47,347,846)
                                                                  -------------
Net increase in cash .....................................              460,630
Cash at beginning of year ................................                5,410
                                                                  -------------
Cash at end of year ......................................        $     466,040
                                                                  =============

RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ........................................        $  20,688,689
                                                                  -------------
Decrease in investments ..................................           18,492,457
Net realized loss ........................................            2,052,546

INCREASE IN UNREALIZED DEPRECIATION ......................           10,429,730
Increase in receivable for investments sold ..............             (529,271)
Decrease in receivable for variation margin ..............              325,032
Increase in interest receivable ..........................              (49,169)
Increase in other assets .................................              (58,943)
Decrease in payable for investments purchased ............           (4,284,556)
Increase in swap options written .........................            2,234,250
Decrease in deposits with brokers
  for short sales ........................................           17,940,625
Decrease in payable for securities sold short ............          (19,100,625)
Decrease in interest payable .............................             (290,966)
Decrease in accrued expenses and
  other liabilities ......................................              (41,323)
                                                                  -------------
  Total adjustments ......................................           27,119,787
                                                                  -------------
Net cash flows used for operating activities .............        $  47,808,476
                                                                  =============



--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------


                                              FOR THE YEAR        FOR THE YEAR
                                                ENDED                ENDED
                                               DECEMBER 31,        DECEMBER 31,
                                                   1996               1995
                                              -------------       -------------
INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income ................      $  33,170,965       $  35,797,123
  Net realized gain (loss) .............         (2,052,546)            814,320
  Net change in
   unrealized appreciation
   (depreciation) on
   investments, futures, options
   and short sales .....................        (10,429,730)         64,354,396
                                              -------------       -------------

  Net increase in net assets
    resulting from operations ..........         20,688,689         100,965,839
  Dividends from net
    investment income ..................        (30,313,915)        (32,349,734)
                                              -------------       -------------
      Total increase
         (decrease) ....................         (9,625,226)         68,616,105

NET ASSETS
Beginning of year ......................        535,741,068         467,124,963
                                              -------------       -------------
End of year ............................      $ 526,115,842       $ 535,741,068
                                              =============       =============




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED DECEMBER 31,
                                                                          -----------------------------------------
PER SHARE OPERATING PERFORMANCE:                                           1996              1995              1994    1993   1992
                                                                          -----             -----             -----
Net asset value, beginning of period ..........................           $9.32             $8.12             $9.36
                                                                          -----             -----             -----
  Net investment income (net of interest expense of $.19, $.34,
    $.19, $.12, and $.17, respectively) .......................            0.58               .62               .46
  Net realized and unrealized gain (loss) on investments ......           (0.22)             1.14             (1.07)
                                                                          -----             -----             -----
Net increase (decrease) from investment operations ............            0.36              1.76              (.61)
  Dividends from net investment income ........................           (0.53)             (.56              (.49)
  Distribution in excess of net investment income .............              --                --              (.14)
                                                                          -----             -----             -----
Net asset value, end of period* ...............................           $9.15             $9.32             $8.12
                                                                          =====             =====             =====
Market value, end of period* ..................................           $8.00             $7.63             $7.13
                                                                          =====             =====             =====
TOTAL INVESTMENT RETURN+ ......................................          11.79%            14.68%           (20.28%)
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses** ..........................................           0.74%             0.78%             0.98%
Net Investment Income .........................................           6.39%             7.13%             5.32%
SUPPLEMENTAL DATA:
Average net assets (in thousands) .............................        $518,963          $501,869          $491,747
Portfolio turnover rate .......................................            107%              135%              133%
Net assets, end of period (000) ...............................        $526,116          $535,741          $467,125
Reverse repurchase agreements outstanding, end of period (000)         $213,085          $232,396          $184,672
Asset coverage++ ..............................................          $3,469            $3,305            $3,529



                                                                         YEAR ENDED DECEMBER 31,
                                                                         ----------------------
PER SHARE OPERATING PERFORMANCE:                                         1993             1992
                                                                         -----            -----
Net asset value, beginning of period ..........................          $9.76           $10.13
                                                                         -----            -----
  Net investment income (net of interest expense of $.19, $.34,
    $.19, $.12, and $.17, respectively) .......................            .82              .82
  Net realized and unrealized gain (loss) on investments ......           (.39             (.29)
                                                                         -----            -----
Net increase (decrease) from investment operations ............            .43              .53
  Dividends from net investment income ........................           (.83)            (.90)
  Distribution in excess of net investment income .............             --               --
                                                                         -----            -----
Net asset value, end of period* ...............................          $9.36            $9.76
                                                                         =====            =====
Market value, end of period* ..................................          $9.75            $9.88
                                                                         =====            =====
TOTAL INVESTMENT RETURN+ ......................................          7.24%            1.29%
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses** ..........................................          0.93%            0.89%
Net Investment Income .........................................          8.40%            8.32%
SUPPLEMENTAL DATA:
Average net assets (in thousands) .............................       $560,543         $568,959
Portfolio turnover rate .......................................            94%              18%
Net assets, end of period (000) ...............................       $538,465         $561,407
Reverse repurchase agreements outstanding, end of period (000)        $175,569         $249,768
Asset coverage++ ..............................................         $4,067           $3,248









----------

 * NAV and market value published in THE WALL STREET JOURNAL each Monday.

** The ratios of operating expenses,  including interest expense, to average net assets, were 3.87%, 4.68%, 3.18%, 2.12%, and 2.64%, for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets, were 3.87%, 4.68%, 3.18%, 2.12%, and 2.67% for the periods indicated above respectively.
 + Total investment return is calculated  assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC TERMTRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES
   The BlackRock Strategic Term Trust Inc., (the "Trust") a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share to investors on or about December 31, 2002, while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust:

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed, municipal and other debt securities on the basis of current market quotations provided by dealers or pricing services, approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

    In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase agreement, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

    Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one"means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

    Option selling and purchasing is used by the Trust to effectively "hedge"positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write)covered call options and put options to hedge portfolio positions.

    The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

    INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

    During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

    The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

    SWAP OPTIONS: The swap option is similar to an option on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received from writing options are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Written interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

    Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

    The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned, that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended December 31, 1996.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal tax provision is required. As part of the tax planning strategy the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amount.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED ORGANIZATION EXPENSES: A total of $67,520 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced operations.

NOTE 2. AGREEMENTS
    The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Adviser"), a wholly-owned corporate subsidiary of PNCAsset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Dean Witter InterCapital Inc. ("DWI").

    The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.45% from January 1, 1995 through December 31, 1998 and 0.30% from January 1, 1999 to the termination or liquidation of the Trust. The administration fee paid to DWI is also computed weekly and payable monthly at an annual rate of 0.125% from January 1, 1995 through December 31, 1998 and 0.10% from January 1, 1999 to the termination of the Trust.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. DWI pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES
    Purchases  and  sales  of  investment  securities,   other  than  short-term
investments and dollar rolls, for the year ended December 31, 1996 aggregated $764,520,991 and $798,793,751 respectively.

    The Trust may invest up to 60% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1996, the Trust held 1.3% of its portfolio assets in illiquid securities including 0.1% of its portfolio assets in securities restricted as to resale.

    The portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNCMortgage Securities Corp. (or Sears Mortgage if PNCMortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNCBank or its affiliates. It is possible under certain circumstances for PNC Mortgage Securities Corp. or its affiliates to have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNCMortgage Securities Corp. or its affiliates.

    The federal income tax basis of the Trust's investments at December 31, 1996 was substantially the same as the basis for financial reporting, and, accordingly, net unrealized appreciation for federal income tax purposes was $3,699,865 (gross unrealized appreciation--$23,650,775; gross unrealized depreciation--$19,950,910).

    For federal income tax purposes the Trust has a capital loss carryforward of $12,134,000 of which $9,420,600 expires in 2001 and $2,713,400 expires in 2004.

    During the year ended December 31, 1996, the Trust entered into financial futures contracts. Details of open contracts at December 31, 1996 are as follows:

                                     VALUE AT     VALUE AT
NUMBER OF                EXPIRATION   TRADE        DEC. 31,     UNREALIZED
CONTRACTS    TYPE           DATE       DATE          1996      DEPRECIATION
---------    ----           ----       ----          ----      ------------
             Long
          positions:
            10 Yr.
 20          T-Note       Mar.1997    $2,224,480   $2,182,500   ($41,980)
                                                                ---------

    The Trust sold a swap option ("swaption")which settled on October 31, 1996 with a notional amount of $250 million. Under this swaption, the Trust received $2,112,500. The contract consists of an option for the purchaser to enter into a swap agreement with the trust. The swap would involve the Trust receiving a variable rate of 3-month LIBOR and the Trust paying a fixed rate of 5.00%, both based on the $250 million notional amount for a period of ten years beginning June 19, 2001. The option expires on June 15, 2001. At December 31, 1996, unrealized depreciation was $121,750.

NOTE 4.  BORROWINGS
    REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's board of directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

    The average monthly balance of reverse repurchase agreements outstanding during the year ended December 31, 1996 was $203,812,763 at a weighted average interest rate of approximately 5.50%. The maximum amount of repurchase agreements outstanding at any month-end during the year was $255,006,750 as of January 31, 1996 which was 25.81% of total assets. The amount of reverse repurchase agreements outstanding at December 31, 1996 was $213,085,375, which was 25.98% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and the lower repurchase price at the future date.

    The average monthly balance of dollar rolls outstanding during the year ended December 31, 1996 was approximately $17,200,000. The maximum amount of dollar rolls outstanding at any month end during the period was $20,437,400 as of January 31, 1996 which was 2.1% of total assets.

NOTE 5. CAPITAL
    There are 200 million shares of $.01 par value common stock authorized. Of the 57,510,639 shares outstanding at December 31, 1996 the adviser owned 10,639 shares.

NOTE 6. DIVIDENDS AND DISTRIBUTIONS
    Subsequent to December 31, 1996, the Board of Directors of the Trust declared a dividend from undistributed earnings of $.03958 per share payable February 28, 1997 to shareholders of record on February 14, 1997.

NOTE 7. QUARTERLY DATA
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                   NET REALIZED AND    NET INCREASE (DECREASE)
                                                                      UNREALIZED              IN NET ASSETS
                                         NET INVESTMENT               GAIN (LOSS)            RESULTING FROM
   QUARTERLY              TOTAL             INCOME                  ON INVESTMENTS            OPERATIONS
    PERIOD                INCOME       AMOUNT   PER SHARE       AMOUNT      PER SHARE    AMOUNT      PER SHARE
    ------                ------       ------------------       ---------------------    ---------------------
January 1, 1995 to
  March 31, 1995 ....   $11,217,003    $10,207,637    $.18     $25,752,043     $.45      $35,959,680     $.63
April 1, 1995 to
  June 30, 1995 .....     9,182,551      8,009,072     .14      18,596,436      .33       26,595,508      .47
July 1, 1995 to
  September 30, 1995.     9,683,299      8,804,290     .15        (442,396)    (.01)       8,361,894      .14
October 1, 1995 to
  December 31, 1995..     9,636,633      8,776,124     .15      21,272,633      .37       30,048,757      .52
January 1, 1996 to
  March 31, 1996 ....    10,023,028      9,051,736     .16     (22,776,515)    (.40)     (13,724,779)    (.24)
March 31, 1996 to
  June 30, 1996 .....     8,707,103      7,680,599     .13      (4,289,024)    (.07)       3,391,575      .06
July 1, 1996 to
  September 30, 1996.     8,360,707      7,373,059     .13       4,613,798      .08       11,986,857      .21
October 1, 1996 to
  December 31, 1996..     9,918,764      9,065,571     .16       9,969,465      .17       19,035,036      .33



                             DIVIDENDS                                PERIOD
                                AND                                     END
   QUARTERLY                DISTRIBUTIONS          SHARE PRICE       NET ASSET
    PERIOD              AMOUNT     PER SHARE      HIGH       LOW       VALUE
    ------              --------------------      --------------       -----
January 1, 1995 to
  March 31, 1995 ....   $8,985,462    $.15       $7 5/8    $7 1/8    $8.46
April 1, 1995 to
  June 30, 1995 .....    8,985,462     .15        8 1/8    7 9/16     8.90
July 1, 1995 to
  September 30, 1995.    7,189,405     .13        7 3/4     7 1/4     8.92
October 1, 1995 to
  December 31, 1995.     7,189,405     .13        7 7/8     7 1/2     9.32
January 1, 1996 to
  March 31, 1996 ....    7,189,405     .13        7 7/8     7 3/8     8.95
March 31, 1996 to
  June 30, 1996 .....    7,189,405     .13        7 5/8     7 1/4     8.89
July 1, 1996 to
  September 30, 1996.    6,829,328     .12        7 7/8     7 3/8     8.98
October 1, 1996 to
  December 31, 1996..    9,105,777     .15        8         7 1/2     9.15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The BlackRock Strategic Term Trust Inc.:

    We have audited the accompanying statement of assets and liabilities of The BlackRock Strategic Term Trust Inc. including the portfolio of investments, as of December 31, 1996, and the related statements of operations and of cash flows for the year then ended, the statement of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Strategic Term Trust Inc. as of December 31, 1996, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

New York, New York
February 3, 1997

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------
    We wish to advise you as to the Federal Tax status of dividends and distributions paid by the Trust during its fiscal year ended December 31, 1996.

    During its fiscal year ended December 31, 1996, the Trust paid aggregate dividends and distributions totalling $0.5271 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1996 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

    For the purposes of preparing your 1996 federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1997.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by Dean Witter Trust Company (the "Agent") in Trust Shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange, for the participants' accounts. The Trust will not issue shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 576-3143 or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2002 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. (BlackRock or the Adviser) is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or the American Stock Exchange, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2002. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point in the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Dean Witter Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
  BACKED SECURITIES (ARMS):   Mortgage  instruments  with  interest  rates  that
                              adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):  Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     This  is  income  generated  by  securities  in  a
                              portfolio and distributed to shareholders after deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  distributions
                              of  dividends  and  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however, they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                         Government National Mortgage  Association,  a U.S.
                              Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payments of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT  SECURITIES:       Securities   issued  or  guaranteed  by  the  U.S.
                              government,    or   one   of   its   agencies   or
                              instrumentalities,   such  as   GNMA   (Government
                              National  Mortgage  Association),   FNMA  (Federal
                              National Mortgage  Association) and FHLMC (Federal
                              Home Loan Mortgage Corporation).

INTEREST-ONLY                 Mortgage securities that receive only the interest
  SECURITIES  (I/O):          cash flows  from an  underlying  pool of  mortgage
                              loans or underlying pass-through securities. Also known as a Strip.

MARKET  PRICE:                Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:       Mortgage-backed  securities  issued by Fannie Mae,
                              Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS: Collateralized Mortgage Obligations.

NET  ASSET  VALUE  (NAV):     Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE NEW
                              YORK TIMES or THE WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY                Mortgage   securities   that   receive   only  the
  SECURITIES (P/O):           principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities.

PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing.

 PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE            In a reverse repurchase agreement, the Trust sells
    AGREEMENTS:               securities  and  agrees  to  repurchase  them at a
                              mutually agreed date and price.  During this time,
                              the Trust  continues to receive the  principal and
                              interest  payments from that security.  At the end
                              of  the  term,   the  Trust   receives   the  same
                              securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED      Arrangements   in  which  a  pool  of   assets  is
    SECURITIES:               separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distribution   from   underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT

Michael C. Huebsch, VICE PRESIDENT
Scott Amero, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Dean Witter InerCapital Inc.
Two World Trade Center
New York, NY 10048
(800) 729-8855

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311-3977
(800) 526-3143

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

  This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                       c/o Dean Witter InterCapital, Inc.
                                   71st Floor
                             Two World Trade Center
                               New York, NY 10048
                          Call toll free (800) 227-7BFM

                                                                     09247P-10-8
[Logo]    Printed on recycled paper



THE BLACKROCK
STRATEGIC TERM
TRUST INC.
--------------------------------------------------------------------------------
ANNUAL REPORT
DECEMBER 31, 1996











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